FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         April 25, 2005

For Further Information Contact:  (609) 386-2400
--------------------------------  --------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 1st QUARTER EARNINGS


Burlington,  New Jersey, (April 25, 2005) - FMS Financial  Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $1,701,234 or $.26 diluted earnings per share for the quarter ended March 31, 2005 as compared to net income of $2,077,887 or $.32 diluted earnings per share for the same period in 2004.

Net interest income after provision for loan losses decreased to $8.9 million for the quarter ended March 31, 2005 compared to $9.1 million for the same period in 2004. Total interest income increased to $14.0 million during the first quarter of 2005 from $13.6 million during the first quarter in 2004. Total interest expense increased to $5.0 million during the first quarter of 2005 from $4.4 million for the same period in 2004.

Total assets were $1.2 billion and deposits totaled $965 million at March 31, 2005. Non-performing loans at March 31, 2005 amounted to $2.4 million or 0.56% of total loans. The allowance for loan losses was $4.8 million at March 31, 2005 or 200% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank that operates forty-one banking offices in Burlington, Camden and Mercer Counties, New Jersey.

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             March 31, 2005      December 31, 2004
                                                                                            (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

ASSETS
----------------------------------------------------------------------------------------------------------------------------------

     Cash and amounts due from depository institutions                                  $       55,946,208     $       46,410,744
     Interest-bearing deposits                                                                     141,792                 30,950
     Short term funds                                                                           65,836,026             64,135,662
                                                                                       --------------------    -------------------

        Total cash and cash equivalents                                                        121,924,026            110,577,356
     Investment securities held to maturity                                                    227,753,915            254,833,749
     Investment securities available for sale                                                  168,113,061            141,999,280
     Mortgage-backed securities held to maturity                                               253,151,834            269,221,897
     Loans, net                                                                                421,969,540            418,798,633
     Accrued interest receivable                                                                 5,574,402              6,322,107
     Federal Home Loan Bank stock                                                                8,750,020             10,250,120
     Office properties and equipment, net                                                       30,732,971             30,747,227
     Deferred income taxes                                                                       2,224,261              2,150,442
     Core deposit intangible                                                                     2,412,978              2,592,030
     Prepaid expenses and other assets                                                           2,642,891              2,513,224

                                                                                       --------------------      -----------------
                                                                                                               --
TOTAL ASSETS                                                                            $    1,245,249,899     $    1,250,006,065
                                                                                       ====================    ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------------------

Liabilities:
     Deposits                                                                           $      965,279,204     $      941,506,820
     Securities sold under agreements to repurchase                                            165,000,000            195,000,000
     Advances from the Federal Home Loan Bank                                                   10,000,000             10,000,000
     FMS Statutory Trust 1 debentures                                                           25,774,000             25,774,000
     Advances by borrowers for taxes and insurance                                               2,316,845              2,200,357
     Accrued interest payable                                                                    1,127,216              1,246,661
     Dividends payable                                                                             195,069                195,029
     Other liabilities                                                                           4,603,263              3,746,579
                                                                                       --------------------    -------------------
                                                                                       ---
     Total liabilities                                                                       1,174,295,597          1,179,669,446
                                                                                       --------------------    -------------------

Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,991,292 and 7,991,482 and shares outstanding 6,502,110
        and 6,502,300 as of December 31, 2004 and March 31, 2005, respectively.                    799,148                799,129
     Paid-in capital in excess of par                                                            8,681,602              8,555,506
     Accumulated other comprehensive income - net of deferred income taxes                        (743,779)               270,784
     Retained earnings                                                                          73,152,330             71,646,199
     Less:  Treasury stock (1,489,182 shares, at cost, as of March 31, 2005
        and December 31, 2004, respectively)                                                   (10,934,999)           (10,934,999)
                                                                                       --------------------    -------------------
Total stockholders' equity                                                                      70,954,302             70,336,619
                                                                                       --------------------    -------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                              $    1,245,249,899     $    1,250,006,065
                                                                                       ====================    ===================

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------------------------------------
                                                                              Three Months ended
                                                                                 March 31,
                                                                           --------------------------------------------
                                                                                    2005                   2004
-----------------------------------------------------------------------------------------------------------------------
INTEREST  INCOME:                                                                (Unaudited)
Interest income on:
     Loans                                                                 $          6,188,264   $          6,051,776
     Mortgage-backed securities                                                       3,726,015              3,940,565
     Investments                                                                      4,088,509              3,648,937
                                                                           ---------------------  ---------------------
Total interest income                                                                14,002,788             13,641,278
                                                                           ---------------------  ---------------------

INTEREST EXPENSE:
Interest expense on:
     Deposits                                                                         2,403,790              1,780,209
     Borrowings                                                                       2,154,778              2,354,914
     Long-term debt                                                                     408,499                303,798
                                                                           ---------------------  ---------------------
Total interest expense                                                                4,967,067              4,438,921
                                                                           ---------------------  ---------------------

NET INTEREST INCOME                                                                   9,035,721              9,202,357
PROVISION FOR LOAN LOSSES                                                                90,000                 75,000
                                                                           ---------------------  ---------------------

NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                                   8,945,721              9,127,357
                                                                           ---------------------  ---------------------

NON-INTEREST INCOME:
     Loan service charges and other fees                                                 17,180                 29,244
     Gain on sale of investment securities                                                    0                100,056
     Real estate owned operations, net                                                        0                 (1,263)
     Service charges on accounts                                                      1,268,002              1,204,240
     Other income                                                                        36,882                 29,136
                                                                           ---------------------  ---------------------
Total non-interest income                                                             1,322,064              1,361,413
                                                                           ---------------------  ---------------------

NON-INTEREST EXPENSE:
     Salaries and employee benefits                                                   4,376,028              4,125,632
     Occupancy and equipment                                                          1,436,536              1,379,656
     Purchased services                                                                 397,183                696,722
     Federal deposit insurance premiums                                                  32,139                 32,265
     Professional fees                                                                  187,250                165,783
     Advertising                                                                        108,818                111,963
     Amortization of core deposit intangible                                            179,052                179,052
     Other                                                                              365,134                337,184
                                                                           ---------------------  ---------------------

Total non-interest expenses                                                           7,082,140              7,028,257
                                                                           ---------------------  ---------------------

INCOME BEFORE INCOME TAXES                                                            3,185,645              3,460,513

INCOME TAXES                                                                          1,184,411              1,382,626
                                                                           ---------------------  ---------------------

NET INCOME                                                                  $         2,001,234   $          2,077,887
                                                                           =====================  =====================


 BASIC EARNINGS PER COMMON SHARE                                           $               0.31   $               0.32
                                                                           =====================  =====================

 DILUTED EARNINGS PER COMMON SHARE                                         $               0.31   $               0.32
                                                                           =====================  =====================


  Dividends declared per common share                                      $               0.03   $               0.03
                                                                           ---------------------  ---------------------

 Weighted average common shares outstanding                                           6,502,223              6,486,325
 Potential dilutive effect of the exercise of stock options                              38,668                 41,033
                                                                           ---------------------  ---------------------
 Adjusted weighted average common shares outstanding                                  6,540,891              6,527,358
                                                                           =====================  =====================
